UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2008
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MONEY4GOLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-50494	98-0412432
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

595 South Federal Highway, Suite 600, Boca Raton, Florida, 33432

 (Address of Principal Executive Office) (Zip Code)

(561) 544-2447
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Change's in Registrant’s Certifying Accountant.

(a)           Dismissal of Independent Registered Public Accounting Firm

Effective October 8, 2008, Webb & Company, P.A. (“Webb”) was dismissed as the independent registered public accounting firm for Money4Gold Holdings, Inc. (the “Company”).  Webb had served as the auditors of the Company’s financial statements since the audit of Company’s financial statements for the year ended December 31, 2005.  The decision to change accountants was approved by the Company’s Board of Directors.

The reports of Webb on the Company’s consolidated financial statements for the Company’s fiscal years ended 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

Prior to Webb’s dismissal, there were no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Webb, would have caused Webb to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Webb with a copy of the foregoing disclosure, and requested that Webb furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of the letter from Webb addressed to the Securities and Exchange Commission dated as of October 14, 2008 is filed as an Exhibit 16.1 to this Form 8-K.

(b)           Appointment of New Independent Registered Public Accounting Firm

Effective October 8, 2008, Berman & Co., P.A. (“Berman”) was engaged to serve as the Company’s new independent registered public accounting firm.  The Company did not consult with Berman with regard to the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement or a reportable event.

The engagement of Berman as the Company’s new independent registered public accounting firm was approved by the Company’s Board of Directors.

Item 9.01       Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number     Description

16.1                         Letter on change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEY4GOLD HOLDINGS, INC.

By:	/s/ Daniel Brauser
Daniel Brauser Chief Financial Officer

Date:  October 15, 2008